EXHIBIT 10.14


                             RELIANCE BANCORP, INC.
                        1996 INCENTIVE STOCK OPTION PLAN
                  AMENDED AND RESTATED AS OF FEBRUARY 19, 1997


1.       DEFINITIONS.

     (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Holding Company is a member or (ii) an unincorporated trade or business which is under common control with the Holding Company as determined in accordance with Section 414(c) of the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and (e)(3)(C).

     (b) "Alternate Option Payment Mechanism" refers to one of several methods available to a Participant to fund the exercise of a stock option set out in
Section 12. These mechanisms include: broker assisted cashless exercise and stock for stock exchange.

     (c) "Award" means any grant of benefits pursuant to Section 3 hereof.

     (d) "Bank" means Reliance Federal Savings Bank.

     (e) "Board of Directors" or "Board" means the board of directors of the Holding Company.

     (f) "Change in Control" means a change in control of the Bank or Holding Company of a nature that: (i) would be required to be reported in response to
Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or (ii) results in a Change in Control within the meaning of the Home Owners' Loan Act of 1933, as amended ("HOLA") and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided that, in applying the definition of change in control as set forth under such rules and regulations, the Board shall substitute its judgment for that of the OTS); or
(iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities except for any securities of the Bank purchased by the Holding Company and any securities purchased by any tax qualified employee benefit plan of the Holding Company or the Bank; or (B) individuals who constitute the Board on the date hereof

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(the  "Incumbent  Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least seventy-five percent (75%) of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity; or (D) a solicitation of shareholders of the Holding Company, by someone other than the current management of the Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Holding Company or Bank or similar transaction with one or more corporations, as a result of which the outstanding shares of the class of securities then subject to the plan are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company.

         (g) "Committee" means a committee consisting of at least two members of the Board of Directors who are defined as Outside Directors, all of whom are "Non-Employee Directors" as such term is defined under Rule 16b-3 under the Exchange Act as promulgated by the Securities and Exchange Commission.

         (h) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share or any stock exchanged for shares of Common Stock pursuant to Section 17 hereof.

         (i)      "Date of Grant" means the effective date of an Award.

         (j) "Directors' Awards" means awards of Non-statutory Stock Options to Outside Directors pursuant to the terms of Section 10.

         (k) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of a Participant to perform the work customarily assigned. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's lifetime.

         (l) "Dividend Adjustment Right" means the adjustment of the number of shares subject to an option and/or the Exercise Price of an option and/or the right to receive an amount of cash based upon the terms set forth in Section 9.

         (m) "Effective Date" means July 17, 1996, the effective date of the Plan.

         (n) "Employee" means any person who is currently employed by the Holding Company or an Affiliate, including officers, but such term shall not include Outside Directors.


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         (o) "Exercise Price" means the purchase price per share of Common Stock deliverable upon the exercise of each Option in order for the option to be exchanged for shares of Common Stock.

         (p) "Extraordinary Dividend" means a distribution to shareholders by the Holding Company of earnings or capital in excess of either (i) current earnings or (ii) the weighted average cost of funds of the Bank for the period in which the dividend is paid, as determined for this purpose by the Committee.

          (q) "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the average of the high and low bid prices of the Common Stock as reported by the Nasdaq National Market ("Nasdaq") (as published by the Wall Street Journal, if published) on such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported. If the Common Stock is not reported on the Nasdaq, the Fair Market Value of the Common Stock is the value so determined by the Committee in good faith.

         (r)      "Holding Company" means Reliance Bancorp, Inc.

         (s) "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated by the Committee as an Incentive Stock Option pursuant to Section 7.

         (t) "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 8.

         (u) "Non-statutory Stock Option" means an Option granted by the Committee to a Participant pursuant to Section 6, which is not designated by the Committee as an Incentive Stock Option or which is redesignated by the Committee under Section 7 as a Non-Statutory Stock Option. All options granted to Outside Directors pursuant to Section 10 shall be Non-statutory Stock Options.

         (v) "Option" means the right to buy a fixed amount of Common Stock at the Exercise Price within a limited period of time designated as the term of the option as granted under Sections 6 and 7 of the Plan.

         (w) "Outside Director" means a member of the Board of Directors of the Holding Company or its Affiliates, who is not also an Employee.

         (x) "Participant" means any Employee who holds an outstanding Award under the terms of the Plan.

         (y) "Retirement" with respect to a Participant means termination of employment which constitutes retirement under any tax qualified plan maintained by the Holding Company or the Bank. However, "Retirement" will not be deemed to have occurred for purposes of this Plan if a Participant

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continues  to serve on the Board of  Directors  of the  Holding  Company  or its
Affiliates   even  if  such   Participant   is  receiving   benefits  under  any
tax-qualified retirement plan of the Holding Company or its Affiliates. With respect to an Outside Director, "Retirement" means the termination of service from the Board of Directors of the Holding Company or its Affiliates following written notice to the Board as a whole of such Outside Director's intention to retire or retirement as determined by the Holding Company or applicable Affiliate's bylaws, except that an Outside Director shall not be deemed to have "Retired" for purposes of the Plan in the event he continues to serve as a consultant or advisory director to the Holding Company or any of its Affiliates.

         (z) "Termination for Cause" shall mean termination because of a material loss to the Holding Company or one of its subsidiaries caused by the Participant's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule, regulation, (other than traffic violations or similar offenses) or final cease and desist order. No act, or the failure to act, on Participant's part shall be "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Holding Company or its affiliates.

2.       ADMINISTRATION.

         (a) The Plan as regards Options shall be granted and administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants and on their legal representatives and beneficiaries.

         (b) The grant of Non-statutory Stock Options to Outside Directors are made herein by the terms of this Plan. Actual transference of any Non-statutory Stock Options to Outside Directors requires no, nor allows any, discretion by the Committee.

3.       TYPES OF AWARDS.

         The following Awards may be granted under the Plan:

         (a)      Non-statutory Stock Options;
         (b)      Incentive Stock Options;
         (c)      Limited Rights;
         (d)      Dividend Adjustment Rights; and
         (e)      Directors Awards

as described below in paragraphs 6 through 10 of the Plan.


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4.       STOCK SUBJECT TO THE PLAN.

         Subject to adjustment as provided in Section 17, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options and Option-related Awards granted under the Plan is 450,000 shares of which Options to purchase 315,000 shares are reserved for grants to Employees and Options to purchase 135,000 shares are reserved for grants to Outside Directors. These shares of Common Stock subject to Options which may be awarded hereunder may be either authorized but unissued shares or authorized shares previously issued and reacquired by the Holding Company. To the extent that Options are granted under the Plan, the shares underlying such Options will be unavailable for any other use including future grants under the Plan except that, to the extent that Options terminate, expire, are forfeited or are cancelled without having been exercised (in the case of Limited Rights, exercised for cash), new Options may be made with respect to these shares.

5.       ELIGIBILITY.

         All Employees shall be eligible to receive Options under the Plan. Outside Directors shall only be eligible to receive Non-statutory Stock Options under the Plan under Section 10 of this Plan. An Outside Director who is a former Employee may, however, continue to hold unexercised or unvested Awards granted while such person was an Employee.

6.       NON-STATUTORY STOCK OPTIONS.

         The Committee may, subject to the limitations of the Plan, from time to time, grant Non-statutory Stock Options to Employees and, upon such terms and conditions as the Committee may determine, grant Non-statutory Stock Options in exchange for and upon surrender of previously granted Awards under this Plan. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

         (a) Exercise Price. The Exercise Price of each Non-statutory Stock Option shall be determined by the Committee on the date the option is granted. Such Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. Common Stock underlying such Non-statutory Stock Options may be purchased only upon full payment of the Exercise Price or upon operation of an Option Exercise Alternative set out in Section 12 of the Plan.


         (b) Terms of Options. Non-Statutory Stock Options may in the discretion of the Committee be granted at any time and subject to any conditions allowed under this Plan. The term during which each Non-statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-statutory Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. Unless otherwise determined by the Committee, Non-statutory Stock Options shall become exercisable six months subsequent to the Date of Grant; provided, however, that all options shall become fully vested and exercisable upon the Participant's termination due to death, Disability, Retirement or in the event of a Change in Control. The Common Stock comprising each installment may be purchased in whole or in part at any time during

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the term of such  Non-statutory  Stock  Option  after such  Non-Statutory  Stock
Option  becomes  exercisable.   The  Committee  may,  in  its  sole  discretion,
accelerate the time at which any Non-statutory Stock Option may be exercised in whole or in part. The acceleration of any Non- statutory Stock Option under the authority of this paragraph will create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Non-statutory Stock Options.

         (c) The terms and conditions of any Non-statutory Stock Options shall be evidenced by an agreement (the "NSO Agreement") which such NSO Agreement will be subject to the terms and conditions of the Plan.

         (d) Termination of Employment. Notwithstanding any provisions set forth herein or contained in any NSO Agreement relating to an award of an Option, in the event of termination for reasons other than for death, Disability,
Retirement or Change in Control or Termination for Cause, only those options exercisable at the time of termination may be exercised and only for a period of one year after such termination. In the event of the Participant's termination of service for death, Disability, Retirement or in the event of a Change in Control, all options shall become exercisable and may be exercised for a period of one year after such termination. In the event of Termination for Cause, all rights under the Participant's Non-Statutory Stock Options shall expire immediately upon termination.

7. INCENTIVE STOCK OPTIONS.

         The Committee may, subject to the limitations of the Plan, from time to time, grant Incentive Stock Options to Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

         (a) Exercise Price. The Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. However, if at the time an Incentive Stock Option is granted to a Participant, the Participant owns Common Stock representing more than 10% of the total combined voting securities of the Holding Company (or, under Section 424(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all classes of stock of the Holding Company, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Participant, or by or for any corporation, partnership, estate or trust of which such Participant is a shareholder, partner or beneficiary), ("10% Owner"), the Exercise Price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant. Shares may be purchased only upon payment of the full Exercise Price or upon operation of an Option Exercise Alternative set forth in Section 12 of the Plan.

         (b) Amounts of Incentive Stock Options. Incentive Stock Options may be granted to any Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In the case of a stock option intended to

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qualify  as  an  Incentive  Stock  Option,   the  aggregate  Fair  Market  Value
(determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year (under all plans of the Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this Section 7(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an Award of an Incentive Stock Option under this Section 7 exceeds this $100,000 limit, the portion of the Award of an Incentive Stock Option in excess of such limit shall be deemed a Non-statutory Stock Option. The Committee shall have discretion to redesignate Stock Options granted as Incentive Stock Options as Non-statutory Stock Options. Such Non-statutory Stock Options shall be subject to Section 6 of the Plan.

         (c) Terms of Incentive Stock Options. Incentive Stock Options may in the discretion of the Committee be granted at any time and subject to any conditions allowed under this Plan. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If at the time an Incentive Stock Option is granted to a Participant who is a 10% Owner, the Incentive Stock Option granted to such Participant shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable in his lifetime only by the Participant to whom it is granted.

         Unless otherwise determined by the Committee, Incentive Stock Options shall become exercisable six months subsequent to the Date of Grant; provided, however, that all options shall become fully vested and exercisable upon the Participant's termination due to death, Disability, Retirement or Change in Control. The shares comprising each installment may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part. To the extent that such acceleration, through the operation of law, destroys incentive treatment under the Code, then such accelerated Stock Option shall be deemed to be a Non-Statutory Stock Option. The acceleration of any Incentive Stock Option under the authority of this paragraph will create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Incentive Stock Options.

         (d) The terms and conditions of any Incentive Stock Option shall be evidenced by an agreement (the "Incentive Stock Option Agreement") which such Incentive Stock Option Agreement will be subject to the terms and conditions of the Plan.

         (e) Termination of Employment. Unless otherwise determined by the Committee, upon the termination of a Participant's service for any reason other than death, Disability, Retirement or Change in Control the Participant's Incentive Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination; provided, however, that, in the event that the

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Committee extends the exercisability of any Incentive Stock Options beyond three months following termination, such Incentive Stock Options shall be treated as Non-Statutory Stock Options. In the event of the termination of a Participant's service due to death, Disability, Retirement or in the event of a Change in
Control,  all  of  the  Participant's   Incentive  Stock  Options  shall  become
exercisable for a period of one year after such termination. Notwithstanding, any Incentive Stock Options are exercised more than three months after the Participant's terminations, such Options shall be treated as Non-Statutory Stock
Options.   In  the  event  of  Termination   for  Cause  all  rights  under  the
Participant's Incentive Stock Options shall expire immediately upon termination. In the event of Disability, the period for exercise is one year from termination of employment.

         (g) Compliance with Code. The Incentive Stock Options granted under this Section 7 of the Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code, but the Holding Company makes no warranty as to the qualification of any option as an incentive stock option within the meaning of Section 422 of the Code. All Incentive Stock Options that do not so quality shall be treated as Non-statutory Stock Options.

8.       LIMITED RIGHTS.

         Simultaneously with the grant of any Option to an Employee or Outside Director, the Committee may grant a Limited Right with respect to all or some of the shares covered by such Option. Limited Rights granted under this Plan are subject to the following terms and conditions:

         (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the Date of Grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control.

                  The Limited Right may be exercised only when the underlying Option is eligible to be exercised, and only when the Fair Market Value of the underlying shares on the day of exercise is greater than the Exercise Price of the underlying Option.

                  Upon exercise of a Limited Right, the underlying Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the purchase price and the Fair Market Value of the Common Stock subject to the underlying option. The Limited Right is transferable only when the underlying option is transferable and under the same conditions.

         (b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Holding Company an amount of cash or some other payment alternative found in Section 11, equal to the difference between the Exercise Price of the underlying option and the Fair Market Value of the Common Stock subject to the underlying Option on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. Payments shall be less an applicable tax withholding as set forth in Section 18.


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9.        DIVIDEND ADJUSTMENT RIGHT

         Simultaneously with the grant of any Option under this Plan, the Committee may grant a Dividend Adjustment Right. Upon the payment of an Extraordinary Dividend, the Committee may grant to the holder of a Dividend Adjustment Right a payment from the Holding Company of an amount of cash equal to the amount of the Extraordinary Dividend paid on one share of Common Stock, multiplied by the number of shares of Common Stock subject to the underlying Option

10.      DIRECTORS' AWARDS

         Awards to Outside Directors under this Plan ("Directors' Awards) are made in the form of Non-statutory Stock Options. Directors' Awards shall be made subject to the following terms and conditions:

         (a) Initial Grant of Directors' Awards. Each Outside Director who is serving on the Board of Directors on the Effective Date of this Plan shall receive Non-statutory Stock Options for 6,750 shares of Common Stock, each with a Dividend Adjustment Right pursuant to Section 9, which shall be granted as of the Effective Date of the Plan.

         (b) Continuing Grant of Directors' Awards. Any Outside Director currently serving on the Board of Directors as of the Effective Date of the Plan who continues to serve as a Director on July 1, 1997 and July 1, 1998, shall be granted Options for 6,750 shares on each respective date pursuant to the terms fixed by the Committee.

         (c) Grants to Subsequent Outside Directors. To the extent Options to purchase shares are available for grant under the Plan, due to such Options not being reserved for granting under paragraphs (a) and (b) of this Section 10 or due to forfeiture of Options previously awarded to Outside Directors, the Committee shall have the authority to grant such available Options to Outside Directors in amounts and with terms as determined by the Committee.

         The terms and conditions of any Director Award will be evidenced by an agreement which shall be subject to the terms and conditions of the Plan.

         (d) Exercise Price. The Exercise Price of each Non-statutory Stock Option awarded to an Outside Director shall equal the Fair Market Value of the Common Stock on the date of the grant of the Option. Shares may be purchased only upon full payment of the Exercise Price or upon operation of an Option Exercise Alternative set forth in Section 12 of the Plan.

         (e) Terms of Non-statutory Stock Options Award to Directors. Unless otherwise determined by the Committee, Non-Statutory Stock Options granted to Outside Directors shall become exercisable six months subsequent to the Date of Grant. The term during which each Non-statutory Stock Option awarded to a director may be exercised shall be 10 years from the Date of Grant. The shares comprising each installment may be purchased in whole or in part at any time during the term of such Non-statutory Stock Option.

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         (f) Death,  Disability,  Retirement or Change in Control of a Director.
All Stock Options shall be fully vested and exercisable upon death, Disability, Retirement or Change in Control.

         (g) Forfeiture. If the service of an Outside Director as a member of the Board is terminated for any other reason than death, Disability, Retirement or Change in Control, all unvested Stock Options shall be forfeited immediately upon such termination and the Outside Director shall have no further rights with respect to such Directors' Award.

11.      PAYOUT ALTERNATIVES

         Payments due to a Participant upon the exercise or redemption of an Award, may be made under the following terms and conditions:

         (a) Discretion of the Committee. The Committee has the sole discretion to determine the form of payment (whether monetary, Common Stock, a combination of payout alternatives or otherwise) it shall use in making distributions or payments for all Options. If the Committee requests any or all Participants to make an election as to form of payment or distribution, it shall not be considered bound by the election.

         (b) Payment in the form of Common Stock. Any shares of Common Stock tendered in satisfaction of an obligation arising under this Plan shall be valued at the Fair Market Value of the Common Stock at the time of the distribution. The Committee may use Common Stock in Treasury or may direct the market purchase of such Common Stock to satisfy its obligations under this Plan.

12.      OPTION EXERCISE ALTERNATIVES

         The Committee has sole discretion to determine the form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the Incentive Stock Option or Non-statutory Stock Option Agreement covering such Options or may reserve its decision until the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

     (a) Cash Payment. The exercise price may be paid in cash or by certified check.

     (b) Borrowed Funds. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

     (c) Exchange of Common Stock. (i) The Committee may, in its sole discretion, permit payment by the tendering of previously acquired shares of Common Stock.


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



                  (ii) Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

13.      GRANTS IN THE EVENT OF A CHANGE IN CONTROL

         (a) In the event of a Change in Control, Options then available for grant under this Plan pursuant to Section 4 shall be automatically granted among those current Employees and current Outside Directors who have previously been granted Options under this Plan, as of the date of the Change in Control. The number of shares subject to Options to be granted to each such individual pursuant to this Section 13 shall be determined by multiplying the number of Options to purchase shares of Common Stock then available for grant to Employees and Outside Directors, respectively, pursuant to Section 4 by a fraction, the numerator of which is the number of Options to purchase shares of Common Stock previously granted to that individual under this Plan, and the denominator of which is the total number of Options to purchase shares of Common Stock previously granted to all Employees, in the case of an Employee, and all current Outside Directors, in the case of an Outside Director, under this Plan.

         (b) The Exercise Price for any option granted pursuant to Section 13 shall be the average of the Exercise Price of each share of Common Stock, as adjusted pursuant to Section 17, subject to an Option granted under this Plan to the respective Employee or Outside Director prior to the Change in Control.

         (c) All Options granted pursuant to Section 13 shall be 100% vested and exercisable upon the Change in Control and shall remain exercisable for a period of 10 years from the date of grant.

14.      RIGHTS OF A SHAREHOLDER: NONTRANSFERABILITY.

         (a) No Participant or Outside Director shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing in this Plan or in any Option granted confers on any person any right to continue in the employ or service of the Holding Company or its Affiliates or interferes in any way with the right of the Holding Company or its Affiliates to terminate a Participant's services as an officer or other employee at any time.

         (b) No Option shall be transferred, assigned, hypothecated, or disposed of in any manner by a Participant or Outside Director other than by will or the laws of intestate succession; provided, however, that with respect to a Non-qualified Stock Option, the Committee or full Board may, in their sole discretion, permit transferability if such transfer is, in the determination of the Committee or full Board, for valid estate planning purposes and such transfer is permitted under the Code and Rule 16b-3 promulgated under the Exchange Act. For the purposes of this section a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to revocable intervivos trust as to which the Participant or Outside Director is both the settlor and trustee, or (b) a transfer

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



for no consideration to: (i) any member of the Participant's or Outside Director's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's or Outside Director's Immediate Family, (iii) any partnership whose only partners are members of the Participant's or Outside Director's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's or Outside Director's Immediate Family. For purposes of this Section 14, "Immediate Family" includes, but is not necessarily limited to, a Participant's or Outside Director's spouse, children, and grandchildren.

         (c) Nothing contained in this Section 14 shall be construed to require the Committee or full Board to give its approval to any transfer of an Option or portion thereof, and approval to transfer any Option or portion thereof does not mean that such approval will be given for the transfer of any other Option or portion of an Option. The transferee of any Option shall be subject to all of the terms and conditions applicable to such Option immediately prior to the transfer and shall be subject to the rules and regulations proscribed by the Committee or full Board with respect to such Option. The Committee or the full Board may limit the amount of any Option, whether as to number or percentage of underlying shares, for which permission to transfer is otherwise granted.

15.      AGREEMENT WITH GRANTEES.

         Each Option will be evidenced by a written agreement ("Agreement"), executed by the Participant or Outside Director and the Holding Company or its Affiliates that describes the terms and conditions for receiving the Option including the date of Option, the Exercise Price if any, the term or other applicable periods, and other terms and conditions as may be required or imposed by the Plan, the Board of Directors, tax law consideration or applicable securities law.

16.      DESIGNATION OF BENEFICIARY.

         A Participant or Outside Director may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Option to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant or Outside Director fails effectively to designate a beneficiary, then the Participant's or Outside Director's estate will be deemed to be the beneficiary.

17.      ADJUSTMENTS.

         In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend, split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant or Outside Director, including any or all of the following:


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



         (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Options under the Plan;

         (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Options already made under the Plan;

         (c) adjustments in the purchase price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such Options.

         No such adjustments may, however, materially change the value of benefits available to a Participant or Outside Director under a previously granted Option. All awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

18.      TAX WITHHOLDING.

         Awards under this Plan shall be subject to tax withholding to the extent required by any governmental authority. If this Plan meets the requirements under 17 C.F.R. ss.240.16b-3 under the Exchange Act ("Rule 16b-3"), then any withholding shall comply with Rule 16b-3 or any amendment or successive rule.

19.      AMENDMENT OF THE PLAN.

         The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided however, that provisions governing grants of Options and Limited Rights, unless permitted by the rules promulgated to Section 16(b) of the Exchange Act, shall not be amended more than once every six months other than to comport with the Internal Revenue Code or the Employee Retirement Income Security Act, if applicable.

         No such termination, modification or amendment may affect the rights of a Participant or Outside Director under an outstanding Option without the written permission of such Participant or Outside Directors.

20.      APPROVAL OF SHAREHOLDERS.

         The Plan shall be presented to shareholders for approval for purposes of: (i) obtaining favorable treatment under Section 16(b) of the Securities Exchange Act; (ii) obtaining preferential tax treatment for Incentive Stock Options; and (iii) maintaining listing on Nasdaq National Market. The failure to obtain shareholder approval will not effect the validity or effectiveness of the Plan and the Options granted hereunder, provided, however, that if the Plan is not approved by stockholders, the Board of Directors may, in its sole discretion, terminate the Plan and rescind any Options granted hereunder and, to the extent the Board of Directors does not exercise its discretion to terminate the Plan, any Incentive Stock Options granted shall be deemed to be Non-Statutory Stock Options.

21.      TERMINATION OF THE PLAN.

         The right to grant Options under the Plan will terminate upon the earlier of (i) ten (10) years after the Effective Date or (ii) the issuance of Common Stock or (iii) the exercise of Options, or related Limited Rights equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that, except as to termination of the Plan or rescission of awards pursuant to Section 20 hereof, no such action will, without the consent of a Participant or Outside Director, adversely affect his vested rights under a previously granted Option.

22.      APPLICABLE LAW.

         The Plan will be administered in accordance with the laws of the state of Delaware.

23.      COMPLIANCE WITH SECTION 16.

         If this Plan is qualified under Rule 16b-3 (or any successor rule), with respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Committee fail to so comply, such provisions shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

24.      DELEGATION OF AUTHORITY

         The Committee may delegate all authority for: the determination of forms of payment to be made by or received by the Plan; the execution of Agreements; the determination of Fair Market Value; the determination of all other aspects of administration of the plan to the executive officer(s) of the Holding Company or Reliance Federal Savings Bank ("Bank"). The Committee may rely on the descriptions, representations, reports and estimate provided to it by the management of the Holding Company or the Bank for determinations to be made pursuant to the Plan.














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



         IN WITNESS WHEREOF, Reliance Bancorp, Inc. established this Plan, effective as of the 17th day of July, 1996 and amended and restated as of January 21, 1997, with this Amended and Restated Plan to be executed by a designee of the Board of Directors its duly corporate seal to be affixed and duly attested.



[CORPORATE SEAL]                            RELIANCE BANCORP, INC.



ADOPTED BY THE BOARD OF DIRECTORS:

   July 17, 1996                  By:   ______________________________
Date                                    Raymond L. Nielsen
                                        Chairman of the Board of Directors
                                        For the Board of Directors


APPROVED BY STOCKHOLDERS:

 November 12, 1996                By:  ______________________________
   Date                                Robert F. Pelosi
                                       Secretary



AMENDED AND RESTATED BY ACTION OF THE BOARD OF DIRECTORS:



 February 19, 1997                 By:  ______________________________
Date                                   Raymond L. Nielsen
                                       Chairman of the Board of Directors
                                       For the Board of Directors

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